NUVEEN GLOBAL GROWTH FUND

SUPPLEMENT DATED APRIL 18, 2016

TO THE PROSPECTUS DATED NOVEMBER 30, 2015

Nuveen Global Growth Fund will be liquidated after the close of business on June 24, 2016.

Effective May 18, 2016, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until June 17, 2016. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 24, 2016, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GGP-0416P

NUVEEN TRADEWINDS EMERGING MARKETS FUND

SUPPLEMENT DATED APRIL 18, 2016

TO THE PROSPECTUS DATED NOVEMBER 30, 2015

Nuveen Tradewinds Emerging Markets Fund will be liquidated after the close of business on June 24, 2016.

Effective May 18, 2016, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until June 17, 2016. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 24, 2016, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-TEMP-0416P